UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2007
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION PLACE
OAKDALE, MINNESOTA		55128

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(651) 704-4000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      (d) On November 7, 2007, the Board of Directors elected Raymond Leung to serve as a Class III member of the Board of Directors. Mr. Leung is TDK Corporation’s nominee to serve on the Imation Board of Directors pursuant to the Investor Rights Agreement dated July 31, 2007 that Imation entered into with TDK Corporation, a Japanese corporation (TDK), in conjunction with Imation’s acquisition of substantially all of the assets relating to the marketing, distribution, sales, customer service and support of removable recording media products, accessory products and ancillary products under the TDK brand name (TDK Recording Media). As a result of the TDK Recording Media transaction, TDK became the largest shareholder of Imation. Pursuant to the Investor Rights Agreement, TDK has the right to nominate a representative to serve on the Imation Board of Directors. Mr. Leung has not been named to serve on any of the Committees of the Imation Board of Directors. Mr. Leung will not be compensated for his service on the Board of Directors pursuant to the Investor Rights Agreement.
Mr. Leung is currently Chairman and Chief Executive Officer of TDK Corporation’s subsidiary in China, a position he has held since 2005, Senior Vice President of TDK Corporation Japan, a position he has held since 2007, as well as Chairman of SAE Magnetics, a wholly owned subsidiary of TDK in the development, manufacture and sale of HDD heads. He joined SAE Magnetics in 1981 which was later acquired by TDK in 1986. Mr. Leung has been an officer of TDK Corporation Japan since 2004.
Mr. Leung does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a participant in which the amount involved exceeds $120,000, nor has Mr. Leung had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. Other than as described herein, there are no arrangements or understandings between Mr. Leung and any other persons pursuant to which Mr. Leung was selected as Director of the Company.
A copy of the Investor Rights Agreement was filed as Exhibit 10.1 to Imation’s Current Report on Form 8-K filed on August 3, 2007 and is incorporated herein by reference. The foregoing description of the Investor Rights Agreement is qualified in its entirety by reference to the full text of the agreement.
A press release, dated November 7, 2007, announcing Mr. Leung’s election as a Director is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
      (d) Exhibits
      99.1 Press release dated November 7, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: November 8, 2007	By:	/s/Paul R. Zeller
Paul R. Zeller
Vice President, Chief Financial Officer